EXHIBIT 10.1

COMMITMENT INCREASE AND JOINDER AGREEMENT
(Commitment Increase Pursuant to Section 2.14 of Credit Agreement)
This COMMITMENT INCREASE AND JOINDER AGREEMENT (this “Agreement”) dated as of February 18, 2014 (the “Increase Effective Date”), is entered into by and among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“Borrower”), the undersigned Guarantors (as defined in the Credit Agreement referenced below), DEUTSCHE BANK AG NEW YORK BRANCH (the “New Lender”), and ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

R E C I T A L S

A.    Borrower, the Existing Lenders (defined below), and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2013, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 12, 2013 (as amended, and as further renewed, extended, amended, restated, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

B.    Pursuant to Section 2.14 of the Credit Agreement, this Agreement is being executed to evidence Borrower’s requested increase in the Aggregate Commitments from $600,000,000.00 to $637,500,000.00.

C.    The New Lender has agreed to become a Lender under the Credit Agreement in accordance with Section 2 hereof, with a Committed Sum with respect to the Facility as reflected on Schedule 2.01 attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. As used herein, “Existing Lenders” means the Lenders who are party to the Credit Agreement prior to the Increase Effective Date, and “Lenders” means, collectively, the New Lender and the Existing Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

2.    Joinder of New Lender. The New Lender: (a) confirms that it has received a copy of the Credit Agreement, the Guaranties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender party to the Credit Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) effective as of the Increase Effective Date: (i) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto; (ii) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder and that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) specifies as its lending office and address for notices the offices set forth on the Administrative Questionnaire provided to the Administrative Agent; and (d) acknowledges and agrees that its Committed Sum with respect to the Facility is reflected on Schedule 2.01 attached hereto.

3.    Conditions Precedent to Effectiveness. This Agreement shall be effective as of the Increase Effective Date, provided that: (a) Administrative Agent shall have received (i) counterparts of this Agreement executed by Borrower, each Guarantor and the New Lender, (ii) the certificates and resolutions required by Section 2.14(c) of the Credit Agreement, and (iii) to the extent required by the New Lender, a Note; (b) Borrower shall have paid to the New Lender a commitment fee acceptable to the New Lender; and (c) Borrower shall have paid the reasonable Attorney Costs of the Administrative Agent.

4.     Affirmation of Guarantors. Each of the undersigned Guarantors consents to the increase in the Aggregate Commitments and ratifies and confirms that the Guaranty executed by it and each other Loan Document executed by it continues in full force and effect and is not released, diminished, impaired, reduced, or otherwise adversely affected, and all of its obligations thereunder are hereby ratified and confirmed. Without limiting the foregoing, each Guarantor affirms that all Obligations under the Credit Agreement as modified by the increase in Aggregate Commitments herein contained are included in the “Obligations” as defined in the Guaranty.

5.    Affirmation of Liens. Each of the Borrower and each Guarantor ratifies and confirms that all Liens granted, conveyed, or assigned to Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

6.    Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to its conflict of law rules other than Section 5-1401 of the New York General Obligation Law); and (c) this Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

7.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

GUARANTORS:

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

MARTIN OPERATING GP LLC,
a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

Signature Page to
Commitment Increase and Joinder Agreement

REDBIRD GAS STORAGE LLC,
a Delaware limited liability company, as a Guarantor

By:     MARTIN OPERATING PARTNERSHIP L.P.,
its Sole Member

By:     MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

MOP MIDSTREAM HOLDINGS LLC,
a Delaware limited liability company, as a Guarantor

By:     MARTIN OPERATING PARTNERSHIP L.P.,
its Sole Member

By:     MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

TALEN’S MARINE & FUEL, LLC,
a Louisiana limited liability company, as a Guarantor

By:     MARTIN OPERATING PARTNERSHIP L.P.,
its Sole Member

By:     MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation, as a Guarantor

By:     MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Shareholder

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    s/s Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

Signature Page To
Commitment Increase and Joinder Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:    s/s Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

Signature Page To
Commitment Increase and Joinder Agreement

L/C ISSUER:

ROYAL BANK OF CANADA, as L/C Issuer

By:    s/s Jason S. York
Name:    Jason S. York
Title:    Authorized Signatory

Signature Page To
Commitment Increase and Joinder Agreement

NEW LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:    s/s Shai Bandner
Name:    Shai Bandner
Title: Vice President

By:    s/s Vanuza Pereria Bravo
Name:    Vanuza Pereria Bravo
Title:     Assistant Vice President

Signature Page To
Commitment Increase and Joinder Agreement

SCHEDULE 2.01

COMMITTED SUMS

Lender	Committed Sum	Pro Rata Share
Royal Bank of Canada	$50,000,000	0.0784313726
Wells Fargo Bank, N.A.	$50,000,000	0.0784313726
The Royal Bank of Scotland plc	$37,500,000	0.0588235294
Regions Bank	$37,500,000	0.0588235294
ABN AMRO Capital USA LLC	$37,500,000	0.0588235294
Bank of America, N.A.	$37,500,000	0.0588235294
Compass Bank	$37,500,000	0.0588235294
Deutsche Bank AG New York Branch	$37,500,000	0.0588235294
SunTrust Bank	$37,500,000	0.0588235294
Cadence Bank, N.A.	$27,000,000	0.0423529412
Citibank, N.A.	$27,000,000	0.0423529412
Comerica Bank	$27,000,000	0.0423529412
Natixis	$27,000,000	0.0423529412
Sumitomo Mitsui Banking Corporation	$27,000,000	0.0423529412
Branch Banking and Trust Company	$20,000,000	0.031372549
Capital One, National Association	$20,000,000	0.031372549
CIT Finance LLC	$20,000,000	0.031372549
OneWest Bank, FSB	$20,000,000	0.031372549
Raymond James Bank, N.A.	$20,000,000	0.031372549
Sovereign Bank, N.A.	$20,000,000	0.031372549
Whitney Bank	$20,000,000	0.031372549
Total:	$637,500,000	100.000000000%